UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  MARCH  8,  2007


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



          DELAWARE               0-3936              11-1826363
(State or other jurisdiction  (Commission         (IRS Employer
     of incorporation)         File Number)      Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 8, 2007, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its fourth quarter and year ended December 31, 2006. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:




                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]



                              FOR IMMEDIATE RELEASE
                              ---------------------

CONTACT          or
-------                           Investor Relations Counsel
Mitchell Binder                   Linda Latman, 212-836-9609
Executive Vice President          Lena Cati, 212-836-9611
631-435-8300                      The Equity Group Inc.

                        ORBIT INTERNATIONAL CORP. REPORTS
                        ---------------------------------
                       FOURTH QUARTER AND YEAR END RESULTS
                       -----------------------------------

         FOURTH QUARTER NET INCOME INCREASES 18.7% ON 8.5% GAIN IN SALES
         ---------------------------------------------------------------

HIRES COVE PARTNERS TO ASSIST IN ACQUISITION PROGRAM

                             ANNOUNCES 2007 GUIDANCE
                             -----------------------
Hauppauge, New York, March 8, 2007 - Orbit International Corp. (NASDAQ:ORBT), an electronics manufacturer and supplier, today announced results for the fourth quarter and year ended December 31, 2006.

FOURTH  QUARTER  2006  VS.  FOURTH  QUARTER  2005
-------------------------------------------------
-     Net  sales  increased  8.5%  to  $6,105,000  from  $5,625,000;
-     Gross margin was 42.9% compared to 45.0%;
-     Net income was up 18.7% to $545,000, compared to $459,000;
-     Diluted earnings per share were $.12 compared to $.10;
- Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA) was $853,000 ($.18 per diluted share) compared to $793,000 ($.17 per diluted share);

YEAR  END  2006  VS.  YEAR  END  2005
-------------------------------------
-     Net  sales  increased  3.1%  to  $25,015,000  from  $24,254,000;
-     Gross margin was 43.3% compared to 44.7%;
-     Net income was $2,419,000 compared to $2,684,000;
-     Diluted earnings per share were $.52 compared to $.60;
- EBITDA was $3,678,000 ($.79 per diluted share) compared to $3,710,000 ($.83 per diluted share).
- Backlog at December 31, 2006 was approximately $14.7 million compared to $13.1 million, a year ago, an increase of 11.6%;
- At December 31, 2006, cash, cash equivalents and marketable securities were approximately $8 million compared to approximately $5 million one year earlier.

In the first quarter of 2006, the Company adopted Statement of Financial Accounting Standards No. 123, (Revised 2004) - Share Based Payment, ("SFAS 123R"), which requires that share based compensation be recorded in a company's financial statements. Historically, this has been identified in the footnote disclosure to our financial statements in accordance with SFAS 123. Orbit has elected to use the modified prospective method; prior period financial results have not been revised and are not comparative to the 2006 results. Total share based compensation expense recorded in the fourth quarter and year ended December 31, 2006 was $52,000 and $210,000, respectively (including $44,000 and $176,000, respectively of amortization of unearned compensation which is comparable to the prior year). Also, in accordance with SFAS 123R, "unearned compensation" recorded pursuant to Accounting Principles Board ("APB") Opinion No. 25 has been reversed and is now a component of "additional paid-in capital."
                                     (more)

Orbit  International  News  Release     Page  2
March  8,  2007

Discussing current business conditions, Dennis Sunshine, President and Chief Executive Officer noted, "The resumption of growth in the final quarter of the year came after two quarters of program funding and schedule delays that were pervasive in the defense electronics industry as a whole. We closed the year with $14.7 million in contract backlog, up 11.6% from one year earlier and we believe we are once again poised for strong operating results in 2007."

Mitchell Binder, noted, "In 2006, Orbit continued to generate cash from operations, thereby continuing to strengthen its financial condition. At December 31, 2006, total current assets were $21,572,000 versus total current liabilities of $4,396,000 for a 4.9 to 1 current ratio. With approximately $22 million in net operating loss carryforwards, we should continue to shield profits from federal and New York State taxes and enhance future cash flow. Additionally, we have approximately $8 million in cash, cash equivalents and marketable securities, up from $5 million at year-end 2005. This liquidity supports our search for strategic acquisitions. In this regard, we've engaged Cove Partners LLC of San Diego, California, an investment banking firm that specializes in mergers and acquisitions and strategic advisory services, to help us identify, value and consummate acquisitions. However, there can be no assurance that any acquisition will be completed with any of the candidates."

2007  GUIDANCE
--------------
Sunshine continued, "We are announcing guidance for 2007 with net sales of between $25.9 million and $26.1 million, EBITDA between $3,800,000 and $3,900,000, net income between $2,700,000 and $2,800,000 and earnings per diluted share between $.57 and $.60. This guidance is exclusive of the impact of any potential acquisitions that we are striving to complete in 2007. Furthermore, as we have stated in the past, our business is not subject to any seasonality and revenues are generally determined by shipping schedules outlined in our purchase orders. Based on existing and projected shipping schedules, we expect our performance in the second half of the 2007 year to be stronger than the first half of 2007."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, March 8, 2007, at 11:00 a.m. ET. Interested parties may participate in the call by dialing 706-679-3204; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.

Orbit International Corp., through its Electronics Group, is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Power Group, through its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display.






                                     (more)
Orbit  International  News  Release     Page  3
March  8,  2007


This  press  release  contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company being poised for strong operating results in 2007; should continue to shield profits from federal and New York State taxes and enhance future cash flow; and its announced guidance for 2007. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions and changing needs of the defense sector and the Company's customers. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and its other periodic reports and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006 filed with the Securities and Exchange Commission.

The consolidated income statement and balance sheet data for the year ended December 31, 2006 are marked unaudited in this press release since the audit report will not be delivered until the filing of the Company's Annual Report on Form 10-KSB for December 31, 2006.


                            (See Accompanying Tables)

Orbit International News Release
Page 4
March  8,  2007


                                                                       ORBIT INTERNATIONAL CORP.
                                                                    CONSOLIDATED STATEMENTS OF INCOME
                                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                          THREE MONTHS ENDED                            YEAR ENDED
                                                              DECEMBER 31,                             DECEMBER 31,
                                                              (UNAUDITED)                       (UNAUDITED)       (AUDITED)
                                                          2006           2005                      2006              2005
                                                        ------          -----                     -----              ----
Net sales                                       $        6,105    $     5,625                    $25,015           $24,254

Cost of sales                                            3,487          3,095                     14,186            13,420
                                                        ------          -----                     ------            ------
Gross profit                                             2,618          2,530                     10,829            10,834

Selling general and administrative
   expenses                                              2,067          1,977                      8,285             7,973

Interest expense                                           104            118                        443               333

Investment and other income                               (108)           (54)                      (358)             (186)
                                                         -----          -----                      ------            ------
Net income before taxes                                    555            489                      2,459             2,714

Income tax                                                  10             30                         40                30
                                                         -----          -----                    -------            -------
Net income                                      $          545   $        459                    $ 2,419           $ 2,684


Basic earnings per share                        $         0.13   $       0.11                    $  0.56           $  0.66

Diluted earnings per share                      $         0.12   $       0.10                    $  0.52           $  0.60

Weighted average number of shares outstanding:
 Basic                                                   4,303          4,310                      4,302             4,056
 Diluted                                                 4,612          4,680                      4,638             4,469



Orbit International News Release                                        Page 5
March  8,  2007

                                                   ORBIT INTERNATIONAL CORP.
                                               CONSOLIDATED STATEMENTS OF INCOME
                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                          (UNAUDITED)
                                             THREE MONTHS ENDED                  YEAR ENDED
                                                 DECEMBER 31,                    DECEMBER 31,
                                            2006           2005             2006           2005
                                            ----           ----            -----           ----
EBITDA Reconciliation
----------------------------------------
Net income                                $   545      $   459             $2,419       $2,684
Interest expense                              104          118                443          333
Tax expense                                    10           30                 40           30
Depreciation and amortization                 142          142                566          487
Stock based compensation                       52           44                210          176
                                          -------       ------              -----       ------
EBITDA (1)                                $   853      $   793             $3,678       $3,710


EBITDA Per Diluted Share Reconciliation
----------------------------------------
Net income                                $  0.12      $  0.10             $ 0.52       $ 0.60
Interest expense                             0.02         0.02               0.10         0.07
Tax expense                                  0.00         0.01               0.01         0.01
Depreciation and amortization                0.03         0.03               0.12         0.11
Stock based compensation                     0.01         0.01               0.04         0.04
                                          -------      -------             ------       ------
EBITDA per diluted share (1)              $  0.18      $  0.17             $ 0.79       $ 0.83







(1) The EBITDA table presented above is not determined in accordance with accounting principles generally accepted in the United States of America. Management uses adjusted EBITDA to evaluate the operating performance of its business. It is also used, at times, by some investors, securities analysts and others to evaluate companies and make informed business decisions. EBITDA is also a useful indicator of the income generated to service debt. EBITDA is not a complete measure of an entity's profitability because it does not include costs and expenses for interest, depreciation and amortization and income taxes. EBITDA as presented herein may not be comparable to similarly named measures reported by other companies.

Orbit  International  News  Release     Page  6
March  8,  2007

                                                             ORBIT INTERNATIONAL CORP.
                                                            CONSOLIDATED BALANCE SHEETS
                                                    DECEMBER 31, 2006    DECEMBER 31, 2005
                                                    -------------------  -------------------
ASSETS                                                      (UNAUDITED)            (AUDITED)
Current assets
 Cash and cash equivalents                          $         3,935,000  $        3,933,000
 Investments in marketable securities                         4,062,000           1,012,000
 Accounts receivable, less allowance for doubtful
accounts                                                      3,721,000           3,695,000
 Inventories                                                  8,992,000           9,055,000
 Deferred tax asset                                             717,000             784,000
 Other current assets                                           145,000             130,000
                                                    -------------------  -------------------

   Total current assets                                      21,572,000          18,609,000

Property and equipment, net                                     414,000             357,000
Goodwill                                                      6,135,000           6,130,000
Intangible assets, net                                        1,204,000           1,639,000
Deferred tax asset                                            1,333,000           1,219,000
Other assets                                                    566,000           1,198,000
                                                    -------------------  -------------------


 Total assets                                       $        31,224,000  $       29,152,000
                                                    ===================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Current portion of long term obligations           $         1,124,000  $        1,125,000
 Accounts payable                                             1,028,000             857,000
 Accrued expenses                                             1,362,000           1,447,000
 Customer advances                                              797,000             256,000
 Deferred income                                                 85,000              85,000
                                                    -------------------  -------------------

   Total current liabilities                                  4,396,000           3,770,000

Deferred income                                                 427,000             513,000
Long-term obligations, net of current maturities              4,105,000           5,279,000
                                                    -------------------  -------------------

   Total liabilities                                          8,928,000           9,562,000

Stockholders' Equity
 Common stock                                                   459,000             457,000
 Additional paid-in capital                                  19,536,000          20,600,000
 Unearned compensation                                                0          (1,340,000)
 Accumulated other comprehensive gain (loss)                      5,000              (4,000)
 Retained earnings (accumulated deficit)                      2,296,000            (123,000)
                                                    -------------------  -------------------

   Stockholders' equity                                      22,296,000          19,590,000
                                                    -------------------  -------------------

   Total liabilities and stockholders' equity       $        31,224,000  $       29,152,000
                                                    ===================  ===================





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     March 8, 2007


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                    -------------------
                                    Dennis Sunshine
                                    Chief Executive Officer and President